CERTAIN INFORMATION HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.79

                             SEAGATE SOFTWARE, INC.
                             A Delaware Corporation
                                 920 Disc Drive
                         Scotts Valley, California 95067
                      NORTH AMERICAN DISTRIBUTOR AGREEMENT

                                                   CONTRACT NO._________________

THIS NORTH AMERICAN DISTRIBUTOR AGREEMENT IS MADE by and between SEAGATE SOFTWARE, INC. and its affiliates a.k.a. Seagate Software Network & Storage Management Group, Inc. ("Seagate Software NSMG") and Seagate Software Information Management Group, Inc. ("Seagate Software IMG") (hereinafter collectively referred to as "Seagate Software"), incorporated under the laws of the state of Delaware, with offices located at 920 Disc Drive, Scotts Valley, California 95067, and INGRAM MICRO, INC. (hereinafter referred to as "Distributor"), having its principal place of business at 1600 St. Andrew Place, Santa Ana, California 92799-5125.

Seagate Software owns or holds rights to distribute and license the software products identified in Exhibit A ("Products"), among others. In some cases, the Products may be distributed and licensed by Seagate Software in connection with trademarks and other indicia of companies affiliated with Seagate Software ("Affiliates"). Distributor is engaged in the distribution of software products and wishes to act as a distributor of the Products, on the terms and conditions herein.

Seagate Software enters into this Agreement to sell Products to Distributor, in accordance with the terms and conditions of this Agreement. This Agreement consists of this signature page, the attached Terms and Conditions, Exhibit A (Products), Exhibit B (Territory), Exhibit C (Cooperative Advertising Program and Market Development Fund), Exhibit D (Price List and Payment Terms), Exhibit E (Stock Rotation), Exhibit F (Proprietary Information Non-Disclosure Agreement), Exhibit G (Seagate Software NSMG Year 2000 Readiness Statement), and Exhibit H (Seagate Software IMG Year 2000 Readiness Statement).

Distributor has read, understands and agrees to the terms of this Agreement and the undersigned is duly authorized to sign this Agreement.

SEAGATE SOFTWARE, INC.                               INGRAM MICRO, INC.

Date September 29, 1998                              Date 9-24-98

/s/ Ellen Chamberlain                                /s/ Michael Terrell
----------------------------                         ---------------------------
Signature                                            Signature

Ellen Chamberlain                                    Michael Terrell
----------------------------                         ---------------------------
Print Name                                           Print Name

Sr. Vice President & CFO                             Vice President Purchasing
----------------------------                         ---------------------------
Title                                                Title

Telecopier (831)438-0721                             Fax (714)247-3144

                             SEAGATE SOFTWARE, INC.
                      NORTH AMERICAN DISTRIBUTOR AGREEMENT
                              TERMS AND CONDITIONS

1.       APPOINTMENT AND AUTHORITY OF DISTRIBUTOR

         Seagate Software hereby appoints Distributor as a distributor of the Products within the territory identified in Exhibit B ("Territory"), and Distributor accepts such appointment, subject to the terms and conditions of this Agreement. Seagate Software may modify, improve, change or discontinue any or all of the Products from time to time, by delivering to Distributor an updated price list which will supersede Exhibit A. Distributor's rights are not exclusive. Seagate Software reserves the right to license directly to any customer and may appoint other distributors in the Territory, in its discretion.

2.       SOFTWARE RIGHTS

         Distributor acknowledges that the Products sold by Seagate Software hereunder constitute only discrete copies of software, the media in which it is stored, and related documentation, as shipped to Distributor. Nothing herein transfers any right, title or interest in the software or any intellectual property rights therein to Distributor. All such software and proprietary rights are subject to the terms and conditions of the Software License Agreement included with each Product, as more fully described in Section 3.3.

3.       GENERAL OBLIGATIONS OF DISTRIBUTOR

         3.1 Promotion. Distributor shall actively advertise and promote the Products in the Territory in a commercially reasonable manner. Distributor shall list the Products in its catalogs. Distributor shall also transmit Product information and promotional materials to its customers with Seagate Software paying any applicable and agreed to program costs.

         3.2 Advertising. Distributor shall provide samples of its advertising copy and sales literature, to Seagate Software on its request. Seagate Software reserves the right to review and approve all uses of Seagate Software's trademarks, service marks, or trade names in Distributors advertising and promotion of the Products, prior to use. Such approval will not limit Distributor's obligation to comply with the terms of this Agreement and all applicable laws and will not be deemed an endorsement or approval of any advertising content.

         3.3 Software Licenses. Distributor shall distribute the Products only in the sealed packages in which Seagate Software delivers them to Distributor ("Product Packages"). Distributor acknowledges that (a) Seagate Software will package an end user license agreement between Seagate Software and end users (the "Software License") in each Product Package, and (b) Seagate Software will include in each Product Package, or reproduce on each Product package, an appropriate customer registration card (the "Registration Card"). Seagate Software may modify the Software License and Registration Card at any time, in whole or in part. Distributor shall have no obligation to ensure that the Products in its inventory are packaged with the then current version of such Software License and/or Registration Card. Distributor will publish, in its price book, that all Seagate Software Products purchased from Distributor are subject to the terms of the licenses and warranties packaged with the Products, and will distribute the Products in the form received from Seagate Software with all Licenses and Cards intact.

         3.4      Sales and Inventory Reports.

                  (a) For Seagate Software NSMG. Distributor shall provide Seagate Software NSMG, with weekly reports, by reseller, showing sales, shipment, and inventory activity, and monthly detailed (customer name, address, etc.) POS reports, relating to Distributor's activities under this Agreement as Seagate Software NSMG may request. Distributor shall provide non-standard point of sale ("POS") information including reseller name and address subject to the terms and conditions of a separate Proprietary Information Non-Disclosure Agreement, substantially in the form attached hereto as Exhibit F. Distributor reports shall be made available to Seagate Software NSMG within seven days following the week for which activity is reported. Seagate Software NSMG will maintain such reports in confidence. In addition to constituting a breach hereunder, failure to make available such reports on three consecutive occasions or a total of five occasions will void Distributor's right to price protection and sales incentive programs hereunder.

                  (b) For Seagate Software IMG. Distributor shall provide Seagate Software IMG with monthly detailed (customer name, address, etc.) POS reports relating to Distributor's activities under this Agreement as Seagate Software IMG may request. Distributor shall provide non-standard point of sale ("POS") information including reseller name and address subject to the terms and conditions of a separate Proprietary Information Non-Disclosure Agreement, substantially in the form attached hereto as Exhibit F. Distributor reports shall be made available to Seagate Software IMG within seven days following the end of the month for which activity is reported. Seagate Software IMG will maintain such reports in confidence. In addition to constituting a breach hereunder, failure to make available such reports on three consecutive occasions or a total of five occasions will void Distributor's right to price protection and sales incentive programs hereunder. In exchange for the monthly detailed POS reports provided by Distributor, Seagate Software IMG agrees to offer Distributor a quarterly sales incentive rebate program, with quarterly rebate goals to be mutually agreed upon by both parties.

         3.5 Training and Support. Distributor shall provide such training on the installation and use of the Products to its customers as is necessary to enable them to distribute, market, install, and use the Products, as applicable. Distributor shall provide, through its own technical personnel first-line technical support to its direct customers. Distributor shall at all times maintain a support capability which includes at least one technical person trained by Seagate Software and qualified support personnel as necessary to ensure a high level of customer satisfaction.

         3.6 Government Requirements. Distributor shall obtain and maintain all permits, licenses and government registrations necessary or appropriate to perform hereunder and shall make all filings with governmental authorities required of this Agreement by applicable law. This Agreement is in all respects subject to compliance with all such requirements. On Seagate Software's request Distributor shall provide Seagate Software written assurances of such compliance.

         3.7 Distributor's Business Practices. Distributor shall (a) conduct business in a manner that reflects favorably at all times on the Products and Seagate Software's goodwill and reputation, (b) avoid deceptive, misleading or unethical practices, (c) make no false or misleading representations with regard to Seagate Software or the Products, and (d) not solicit orders from any customer that Distributor is aware engages in illegal or deceptive trade practices or any other practices proscribed under this Agreement. Seagate Software will use commercially reasonable efforts to review the point of sale reports furnished monthly by Distributor and to notify Distributor of any company on said report that Seagate Software is aware engages in illegal or deceptive trade practices.

         3.8 Distributor's Own Account. Distributor shall conduct its business for its own account, in its own name, and not as an agent, employee, or partner of Seagate Software. Except as herein expressly provided, it shall determine in its own judgment how best to perform its obligations hereunder, and Seagate Software has no right to control such matters.

         3.9 Demonstration Copies. Distributor may use Products provided hereunder for internal use as demonstration copies, in such number and on such terms as Seagate Software may allow from time to time. In such event, Distributor shall comply with and be bound by all of the terms and conditions of the Software License included with the Product so used. Distributor shall not resell, lease, rent, or license any Product used as a demonstration copy. Distributor acknowledges that it will not need to decompile the Products or adapt them to any other software in order to use them for the limited demonstration purposes contemplated herein.

4.       GENERAL OBLIGATIONS OF SEAGATE SOFTWARE

         4.1 Sales Materials. Seagate Software shall supply Distributor with such quantities of its Product advertising and promotional materials, and artwork for Distributor's use as Seagate Software deems reasonably appropriate for Distributor's performance hereunder.

         4.2 Sales Incentive Programs. Seagate Software shall offer Distributor a cooperative advertising program and market development fund on the terms set forth in Exhibit C. Seagate Software may from time to time offer other incentive programs to Distributor. All such programs will be governed by such rules and guidelines as Seagate Software may announce and modify from time to time in its discretion.

         4.3 Updates and Upgrades. Seagate Software shall use reasonable efforts to notify Distributor prior to the introduction of any update or upgrade of a Product for distribution to the general public, and shall make such update and upgrade available to Distributor. Seagate Software reserves the right to decide, in its sole discretion, whether to make an update or upgrade available at no additional charge or as a separately-priced item.

         4.4      Discontinued Products.

                  (a) For Seagate Software NSMG Products. Seagate Software NSMG shall notify Distributor within thirty (30) days prior to the discontinuance or declaration of obsolescence of any Products. Within ninety (90) days after notice by Seagate Software NSMG, Distributor may return for credit all units of such Product then held by Distributor in inventory, purchased ninety (90) days preceding such notice and not committed to sale. The return rights set forth in this Section 4.4 are in addition to any Stock Rotation rights described in Exhibit E, Stock Rotation, of this Agreement.

                  (b) For Seagate Software IMG Products. Seagate Software IMG shall notify Distributor within thirty (30) days prior to the discontinuance or declaration of obsolescence of any Products. Within ninety (90) days after notice by Seagate Software IMG, Distributor may return for credit all units of such Product then held by Distributor in inventory and not committed to sale. Any exceptions to the foregoing shall be approved on a case by case basis by Seagate Software IMG, in its sole discretion. The return rights set forth in this Section 4.4 are in addition to any Stock Rotation rights described in Exhibit E, Stock Rotation, of this Agreement.

5.       ORDERS AND DELIVERY

         5.1 Orders. Distributor may initiate written purchase orders (when available with the relevant software subsidiary) under this Agreement. Distributor shall order Products from Seagate Software using mutually agreed upon forms and procedures as Seagate Software may prescribe from time to time. All orders shall be subject to acceptance and approval by Seagate Software in its discretion. All orders shall be governed by the terms and conditions of this Agreement notwithstanding any contrary preprinted terms of any other document.

         5.2      Delivery.

                  (a) For Seagate Software NSMG Products. All deliveries shall be F.O.B. Seagate Software NSMG's North American designated U.S. shipping point. Such shipping point is subject to change in Seagate Software NSMG's discretion. If the Products are shipped from a non-North American shipping point, then Distributor shall pay shipping charges from the Port of Entry in North America. Seagate Software NSMG shall use best efforts to ship Products within 14 days after acceptance of an order, subject to availability. Either party may reschedule delivery or cancel orders for Products provided notice is received prior to the scheduled delivery date. Upon loading of the Products on board carrier, title to the Products and all risk of loss or damage thereto shall pass to and be borne by Distributor and shall constitute full and final delivery by Seagate Software NSMG. Seagate Software NSMG shall not be obligated to furnish insurance covering any shipment or to ship to Distributor's customers. All Products shall be shipped in the standard commercial packaging used by Seagate Software NSMG and according to standard practices, unless otherwise agreed in writing. Distributor shall pay the cost of Distributor-requested special packaging and shipment.

                  (b) For Seagate Software IMG Products. All deliveries shall be F.O.B. Distributor's U.S. warehouse and by agreement of the parties, title shall pass to the Distributor upon delivery to the designated carrier. Seagate Software IMG shall pay freight and retain risk of loss or damage to Products until delivery to Distributor's U.S. warehouse. Seagate Software IMG shall use best efforts to ship Products within 14 days after acceptance of an order, subject to availability. Either party may reschedule delivery or cancel orders for Products provided notice is received prior to shipment. Seagate Software IMG shall not be obligated to furnish insurance covering any shipment or to ship to Distributor's customers. All Products shall be shipped in the standard commercial packaging used by Seagate Software IMG and according to standard practices, unless otherwise agreed in writing. Distributor shall pay the cost of Distributor-requested special packaging and shipment.

         5.3      Costs.

                  (a) For Seagate Software NSMG Products. Distributor shall pay all shipping and transportation charges, customs duties and similar charges, and other taxes and fees imposed on Seagate Software NSMG Product purchases and sales hereunder. Distributor shall pay the above mentioned charges from Seagate Software NSMG's North American shipping point. In the event Seagate Software NSMG pays any such amounts, Distributor shall reimburse Seagate Software NSMG and they shall be added to the invoiced amounts as separate charges. Notwithstanding the above, Seagate Software NSMG agrees to pay any additional shipping charges which Seagate Software NSMG agrees are caused by Seagate Software NSMG's errors or delays.

                  (b) For Seagate Software IMG Products. Seagate Software IMG shall pay all shipping and transportation charges, customs duties and similar charges imposed on Seagate Software IMG Product purchases and sales hereunder. Distributor shall pay all other taxes and fees imposed on Seagate Software IMG Product purchases and sales hereunder. In the event Seagate Software IMG pays any such amounts, Distributor shall reimburse Seagate Software IMG and they shall be added to the invoiced amounts as separate charges.

         5.4      Returns.

                  (a) For Seagate Software NSMG Products. Upon issuance by Seagate Software NSMG of a return material authorization ("RMA"), Distributor may return for credit a Seagate Software NSMG Product which was shipped by Distributor to one of its customers in the previous 90 days and is found to be defective. For purposes of this Section 5.4, a defective product is one which fails to conform to Seagate Software's warranty under Section 7.1. Seagate Software NSMG shall pay freight charges for the return of defective Products to Seagate Software NSMG.

                  (b) For Seagate Software IMG Products. Upon Issuance by Seagate Software IMG of a return material authorization ("RMA"), Distributor may return for credit a Seagate Software IMG Product which was shipped by Distributor to one of its customers and is found to be defective. For purposes of this Section 5.4, a defective product is one which fails to conform to Seagate Software's warranty under Section 7.1. Seagate Software IMG shall pay freight charges for the return of defective Products to Seagate Software IMG.

6.       PRICES AND PAYMENT

         6.1 Prices. Distributor shall pay the prices, and on the terms and conditions, set forth in Exhibit D attached hereto.

         6.2 Price Changes. Seagate Software may change such prices, terms and conditions from time to time in its discretion on prior written notice to Distributor. Seagate Software IMG will provide Distributor with 30 days prior written notice of price increases for Seagate Software IMG Products. In the event that Seagate Software raises such prices, all orders for the applicable Product placed prior to the effective date of the increase, for delivery prior to such date, shall be invoiced at the lower price. If Seagate Software reduces the price of a Product, Seagate Software shall provide price protection to Distributor on the terms set forth in Exhibit D (Price Protection).

         6.3 Credit Information and Changes. Distributor shall provide Seagate Software with its financial statements and other financial condition information as set forth in Exhibit D. Seagate Software shall maintain such information in confidence. Distributor's financial responsibility is at all times subject to approval of Seagate Software, and Seagate Software reserves the right at any time, in its discretion, before payment or even after partial payment on account, to change or withdraw any credit line, require payment on delivery or by irrevocable, unconditional letter of credit (in accordance with Exhibit D), declare all sums immediately due and payable, or cancel or delay shipment of any order.

         6.4 Stock Rotation. Distributor may return Products to Seagate Software for stock rotation on the terms set forth in Exhibit E.

         6.5 Right to Withhold. Notwithstanding any other provision in this Agreement to the contrary, Distributor shall not be deemed in default if it withholds any specific amount to Seagate Software because of what the parties agree is a legitimate dispute as to that specific amount pending the timely resolution of the disputed amount.

7.       WARRANTIES

         7.1 Limited Warranty. Seagate Software hereby warrants to Distributor and its customers that the physical diskette (s), CD ROM or other physical form in which the software is provided and the documentation will be free from defects in materials and workmanship for a period of 90 days from date of shipment by Distributor's customer to the end user. Distributor's exclusive remedy and Seagate Software's sole obligation arising out of this Warranty shall be for Seagate Software to replace the defective physical diskette(s), CD ROM or other physical form, and/or documentation, as applicable, provided Distributor returns the defective items to Seagate Software within the above-referenced ninety (90) day warranty period and in accordance with the return procedures specified in Section 5.4. The above warranty specifically excludes defects resulting from accident, abuse, unauthorized repair, modifications, enhancements, or misapplication, unless Distributor can demonstrate that such accident, abuse, unauthorized repair, modifications, enhancements, or misapplication occurred after the software left Distributor's possession. Seagate Software makes no other representation, warranty, or guaranty, express or implied, regarding the Products. Seagate Software may in its sole discretion modify this Warranty at any time and from time to time.

         7.2 Ownership. Seagate Software is the owner, or is the lawful licensee, without encumbrances, of the Products.

         7.3 Unrestricted Rights. Seagate Software has the unrestricted right and authority to enter into and perform this Agreement.

         7.4 DISCLAIMER. EXCEPT AS SET FORTH IN WRITING IN THIS AGREEMENT, SEAGATE SOFTWARE MAKES NO REPRESENTATIONS OR CONDITIONS, WARRANTIES, OR GUARANTEES, EITHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE PRODUCTS AND ANY SERVICES COVERED BY OR FURNISHED PURSUANT TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY IMPLIED CONDITION OR WARRANTY (A) OF MERCHANTABILITY, (B) OF FITNESS FOR A PARTICULAR PURPOSE, OR (C) ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE.

         7.5 Year 2000. Seagate Software warrants that the Products identified as Year 2000 Ready on the Seagate Software NSMG Year 2000 Readiness Statement attached hereto as Exhibit "G" and the Seagate Software IMG Year 2000 Readiness Statement attached hereto as Exhibit "H" are Year 2000 Ready, as set forth in this Agreement. For purposes of this Agreement, "Year 2000 Readiness" shall mean that Product functionality is not adversely affected by processing of dates prior to, during and after the Year 2000, but only if all other products (e.g. hardware, firmware and other software, whether or not provided by or obtained from Seagate Software) used with the particular Product properly exchange accurate date data with it; and only if the particular Product is correctly configured and used within its intended operating environment. The Products hereunder have been tested by Seagate Software for Year 2000 Readiness on a stand-alone basis and only within their intended operating environment. Distributor's exclusive remedy and Seagate Software's entire liability with respect to this Year 2000 warranty will be that Seagate Software shall use commercially reasonable efforts to correct the Products. Seagate Software will assume Distributor's liabilities to end users of the Products which result from breach of this warranty, up to the maximum liability contained in this Section 7.5.

8.       SEAGATE SOFTWARE'S INTELLECTUAL PROPERTY

         8.1 Limited Rights. Distributor shall not acquire any right to any trademarks, service marks, or tradenames used by Seagate Software or any Affiliates (collectively "Trademarks"), or the copyrights, patent rights, trade secrets, commercial symbols, goodwill, or other form of intellectual or commercial property of Seagate Software or any Affiliates and shall not use such property or rights in any manner, except as herein permitted. Distributor shall use the Trademarks in referring to the applicable Products they identify and shall identify itself as an authorized distributor of Seagate Software, in a form prescribed or approved from time to time by Seagate Software or as otherwise agreed by Seagate Software in writing. Seagate Software may from time to time discontinue or modify the Trademarks, add new Trademarks, and revise these instructions, to protect the standards of quality established for the goods and services sold under the Trademarks.

         8.2 Modifications and Reverse Engineering. Distributor shall not copy, modify, reverse engineer, decompile, enhance, or make derivative works of the Products. Any such unauthorized modifications, derivative works, and enhancements shall belong to Seagate Software and Distributor hereby assigns all rights in them (including moral rights) to Seagate Software. Distributor acknowledges that it has and shall have no right whatsoever, whether by the express terms of this Agreement or by any course of conduct, to use, review, or access the source code for the Products.

         8.3 Notices. Distributor shall not remove, change, or obliterate any copyright, confidential, or proprietary notices incorporated in, marked on, or fixed to the Products by Seagate Software.

         8.4 Protection of Trademarks. As between the parties hereto, Seagate Software shall have sole and exclusive right to protect and defend the Trademarks, at its sole cost and expense. Neither Seagate Software nor any Affiliate shall be liable to Distributor for any loss or damage suffered by Distributor as a result of the use of the Trademarks, any litigation or proceeding involving the Trademarks, or any failure to protect or defend the Trademarks. Distributor shall cooperate fully with Seagate Software or an Affiliate, as applicable, in the defense and protection of the Trademarks, and shall promptly and fully advise Seagate Software of the use in the Territory of any mark infringing any of the Trademarks. Without limiting the generality of the foregoing, Distributor shall not seek or obtain registration, or any other right, in any Trademark in any jurisdiction, whether in its own name or otherwise. If it does, it shall forthwith assign all rights therein to Seagate Software or at the direction of Seagate Software, as Seagate Software may in its discretion require.

         8.5 Country Restrictions. If at any time Seagate Software determines that the laws or policies of any country are or become materially insufficient to protect its intellectual or proprietary rights in the Products, Seagate Software may restrict or terminate Distributor's rights to use or distribute Products in or to that country, on written notice to Distributor. Distributor shall take all actions reasonably necessary to comply with and enforce any such restriction or termination.

         8.6      Confidential Information.

                  (a) As used herein, "Confidential Information" shall mean all information concerning Seagate Software or any Affiliate or parent company of Seagate Software to which Distributor is provided access by virtue of this Agreement or its activities hereunder, including without limitation technical data, Product design and development, sales information, quantity and kind of Products sold, prices and methods of pricing, marketing techniques and plans, Product returns, unannounced products, product and process information, and any other information which, if disclosed to others, might be competitively detrimental to Seagate Software. Confidential Information shall not include any information which has been publicly disseminated in writing by Seagate Software, which Distributor can show it knew prior to Seagate Software's disclosure, or which was rightfully received by Distributor from a third party without restriction.

                  (b) During the term hereof and at all times thereafter, Distributor shall maintain the Confidential Information in strictest confidence, shall not disclose it to any third party, and shall use it only as necessary to perform hereunder. Distributor shall cause each of its officers, directors, employees, and agents to restrict disclosure and use of such Confidential Information in like fashion, and shall be responsible for any wrongful disclosure and use by any of them.

                  (c) In the event any court or other authority orders Distributor to disclose any Confidential Information, Distributor shall use its best efforts to protect its confidentiality and shall forthwith notify Seagate Software thereof to enable it to seek to do so. At the termination of this Agreement, Distributor shall promptly return all tangible Confidential Information to Seagate Software.

9.       INDEMNITIES/INSURANCE

         9.1 Infringement Claims. If an action is brought against Distributor claiming that a Product infringes any United States patent, copyright, trade secret, or other proprietary rights of a third party within the Territory, Seagate Software shall defend Distributor at Seagate Software's expense and shall pay the damages and costs finally awarded against Distributor in the action specifically on account of such infringement, but only if (a) Distributor notifies Seagate Software promptly upon learning that the claim might be asserted, (b) Seagate Software has sole control over the defense of the claim and any negotiation for its settlement or compromise, and (c) Distributor takes no action that in Seagate Software's judgment, impairs Seagate Software's defense of the claim.

         9.2 Seagate Software's Options. If Distributor's use of any Product is enjoined Seagate Software shall within a commercially reasonable period of time, and at its expense, either (a) substitute equivalent non-infringing Products for the infringing item, (b) modify the infringing item so that it no longer infringes but remains functionally equivalent, or (c) obtain for Distributor the right to continue selling such item. Upon threat of claim of infringement, or if Seagate Software wishes to minimize its liability hereunder, Seagate Software may at its option and expense, either (a) substitute equivalent non-infringing Products for the infringing item, (b) modify the infringing item so that it no longer infringes but remains functionally equivalent, or (c) obtain for Distributor the right to continue selling such item. If none of the foregoing is feasible, Seagate Software will accept a return of the Products which are subject to the injunction and refund to Distributor the purchase price, less reasonable depreciation, plus shipping costs paid by Distributor. The indemnity in Section 9.1 will not apply if and to the extent that the infringement claim results from (x) a correction or modification of the Product not provided by Seagate Software, (y) a failure to promptly install an update, or (z) the combination of the Product with other software not provided by Seagate Software.

         9.3 LIMIT. THE FOREGOING STATES THE ENTIRE LIABILITY AND OBLIGATION OF SEAGATE SOFTWARE OR WITH RESPECT TO INFRINGEMENT OR CLAIMS OF INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHT BY THE PRODUCTS.

         9.4      Insurance.

         (a) The parties shall be responsible for providing Worker's Compensation insurance in the statutory amounts required by the applicable state laws.

         (b) Without in any way limiting Seagate Software's indemnification obligation as set forth in this Agreement, Seagate Software shall maintain Commercial General Liability and/or Comprehensive General Liability Insurance in an amount not less than $5,000,000 (Five Million Dollars) Combined Single Limit for Bodily Injury and Property Damage per occurrence.

         (c) Seagate Software will, within ten (10) days of the full execution of this Agreement, provide evidence of the existence of insurance coverages referred to in this Section 9.4 by certificates of insurance which should also provide for at least thirty (30) days notice of cancellation, nonrenewal or material change of coverage to Distributor.

10.      ASSIGNMENT

         10.1 Written Consent. Neither Seagate Software nor Distributor may assign or transfer any of the rights or responsibilities set forth herein without the express written consent of the other party and any purported attempt to do so shall be deemed void, provided that either party shall be entitled to assign this Agreement to a successor to all or substantially all of its relevant assets, whether by sale, merger, or otherwise.

11.      TERM AND TERMINATION

         11.1 Term. The term of this Agreement shall be two (2) years commencing on the effective date hereof, unless sooner terminated in accordance herewith. The parties may extend the term or enter into a new agreement only by their formal, mutual consent expressed in writing. Nothing set forth in this Agreement, no course of conduct, and no oral statements shall be deemed to constitute such consent.

         11.2 Termination, No Cause. This Agreement may be terminated by either party for any or no cause, by providing at least 60 days prior written notice to the other party. Without granting Distributor greater rights in other circumstances, Distributor shall have no right to receive compensation from Seagate Software in the event Seagate Software terminates this Agreement pursuant to this Section 11.2.

         11.3 Payment Breach. Except as otherwise provided herein, Seagate Software may terminate this Agreement prior to its expiration in the event Distributor fails to cure any breach of a payment obligation hereunder within twenty (20) business days after written notice from Seagate Software describing the breach. Notwithstanding any other provision in this Agreement to the contrary, Distributor shall not be deemed in payment breach if it withholds any specific amount to Seagate Software because of a legitimate dispute between the parties as to that specific amount, pending the timely resolution of the disputed amount.

         11.4 Termination, Cause. Either party may terminate this Agreement at any time if (a) the other party fails to cure any material breach (other than a payment breach) within 30 days after written notice, (b) a receiver is appointed for the other party or its property, (c) the other party makes an assignment for the benefit of its creditors, (d) there is reasonable cause to believe that the other party is insolvent, (e) proceedings are commenced by, for, or against the other party under any bankruptcy, insolvency, or debtor's relief law, (f) the other party liquidates or dissolves or attempts to do so, (g) the other party assigns or purports to assign this Agreement in breach of its provisions, or (h) the other party commits a breach of a material obligation hereunder which is by its nature incurable.

         11.5 Effect of Termination. Termination of this Agreement will not relieve either party from fulfilling its obligations which by their terms or nature survive termination, except as otherwise expressly provided. Upon termination of this Agreement for any reason: (a) Distributor shall immediately cease using and shall deliver to Seagate Software any unused sales literature and other written information and materials supplied by Seagate Software pursuant to this Agreement or which contain any Trademarks; (b) Distributor shall immediately cease to identify itself as an authorized distributor for Seagate Software or otherwise affiliated in any manner with Seagate Software;
(c) any rights or benefits which may have accrued in Distributor's favor, prior to termination hereof, under any market development, price protection, sales incentive, stock rotation, or other program, shall terminate and be forfeited, except where expressly provided to the contrary in this Agreement. If this Agreement is terminated by Distributor pursuant to Section 11.2 (Termination, No Cause) or by Seagate Software pursuant to Section 11.4 (Termination, Cause), Seagate Software shall have the option, exercisable in its discretion, to reacquire from Distributor, at then current prices all or part of the Products and documentation, including translated versions, which are then held by Distributor in inventory and not committed to sales. If this Agreement is terminated by Seagate Software pursuant to Section 11.2 (Termination, No Cause) or by Distributor pursuant to Section 11.4 (Termination, Cause), then Seagate Software shall be obligated to reacquire from Distributor all such Products and documentation which are in the then current version and in resalable condition and then held by Distributor in inventory and not committed to sales. In effecting the reacquisition of Products and documentation, Seagate Software shall be entitled to set off, against amounts payable to Distributor, all amounts owed by Distributor to Seagate Software. The repurchase period shall be within ninety (90) days of the effective date of termination. If requested by Seagate Software, Distributor shall furnish proof of purchase. Distributor shall be entitled to distribute all Products and documentation which are in Distributor's inventory as of the effective date of termination or expiration of this Agreement and which are not reacquired from Distributor by Seagate Software. All such distribution shall be in accordance with the terms and conditions of this Agreement.

12.      LIMITATION OF LIABILITY

         EXCEPT FOR CLAIMS BY SEAGATE SOFTWARE REGARDING VIOLATION OF ITS INTELLECTUAL PROPERTY RIGHTS, OR CLAIMS BY EITHER PARTY FOR LIABILITY FOR CONTRIBUTION OR INDEMNITY WITH RESPECT TO THIRD PARTY CLAIMS FOR BODILY INJURY, PHYSICAL DAMAGE TO REAL OR PERSONAL PROPERTY AND SEAGATE SOFTWARE'S INDEMNIFICATION OBLIGATIONS, WHETHER BY CONTRACT OR BY OPERATION OF LAW, THE LIABILITY OF EITHER PARTY OR THEIR AFFILIATES UNDER THIS AGREEMENT, REGARDLESS OF THE BASIS OF LIABILITY OR THE FORM OF ACTION, SHALL IN NO EVENT EXCEED THE TOTAL PRICE PAID TO SEAGATE SOFTWARE BY DISTRIBUTOR, NET OF ALL DISCOUNTS, REBATES, AND REFUNDS, FOR THE PRODUCT DIRECTLY CAUSING THE LIABILITY OR, IF NO PRODUCT CAUSES THE LIABILITY, THEN THE TOTAL PRICE PAID TO SEAGATE SOFTWARE, NET OF ALL DISCOUNTS, REBATES AND

REFUNDS. THIS CAP IS IN ADDITION TO AMOUNTS THAT DISTRIBUTOR OWES SEAGATE SOFTWARE (PAYABLE BUT NOT YET PAID). IN NO EVENT SHALL SEAGATE SOFTWARE OR ITS AFFILIATES BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS BY ANYONE. IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR OTHER DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, AND WHETHER OR NOT THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE ESSENTIAL PURPOSE OF THIS SECTION IS TO LIMIT THE POTENTIAL LIABILITY OF EACH PARTY AND ITS AFFILIATES ARISING OUT OF THIS AGREEMENT.

13.      GENERAL PROVISIONS

         13.1 Independent Contractors. The relationship of Seagate Software and Distributor established by this Agreement is that of independent contractors. This Agreement does not give either party the power to direct and control the day to day activities of the other, constitute the parties as partners, joint venturers, co-owners, principal-agent, or otherwise participants in a joint or common undertaking, or allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

         13.2 Entire Agreement. This Agreement constitutes the entire agreement of the parties, supersedes any prior and contemporaneous oral or written understanding as to the subject matter hereof, and excludes all implied representations, conditions, warranties, and other terms. Each party acknowledges that it is entering into this Agreement as a result of its own independent investigation and not as a result of any representation of the other party not contained herein.

         13.3 Amendments; Waivers. This Agreement may be modified only by a writing signed by the party to be charged. Without limitation, this provision shall apply equally to this Section 13.3 and to Section 11.1. A waiver of any provision or breach is no waiver of any other provision or breach.

         13.4 Force Majeure. Neither party shall be responsible for any failure to perform due to causes beyond its reasonable control.

         13.5 Taxes. Except as otherwise specifically set forth in this Agreement, Distributor shall pay or reimburse Seagate Software for all national federal, state, local or other taxes and assessments of any jurisdiction (except taxes imposed on Seagate Software's income), including sales or use taxes, property taxes, withholding taxes as required by international tax treaties or otherwise, customs or other import or export taxes, value added taxes, and amounts levied in lieu thereof based on charges set, services performed or to be performed or payments made or to be made under this Agreement. Distributor shall not deduct the amount of such taxes, duties or assessments from payments made to Seagate Software under this Agreement unless specifically required by applicable law. In such event, Distributor shall promptly notify Seagate Software, and the amount due shall automatically be increased to totally offset such tax, so that the amount remitted to Seagate Software, net of all taxes, equals the invoiced amount. Distributor shall also provide Seagate Software with a copy of the official receipt evidencing payment of the tax to the applicable local taxing authorities.

         13.6 Audits. Upon at least twenty (20) business days' notice to Distributor and during Distributor's business hours, Seagate Software shall have the right to audit, at Seagate Software's expense, the Products in Distributor's possession or inventory and Distributor's books and records relating to its performance under this Agreement, in order to determine its compliance hereunder. In the event any such audit reveals that Distributor has knowingly breached a material obligation hereunder, then, in addition to such other remedies as Seagate Software may have, Distributor shall pay or reimburse to Seagate Software a negotiated amount for the cost of the audit.

         13.7 Import and Export Controls. Distributor hereby acknowledges that the Products are subject to United States export controls, pursuant to the U.S. Export Administration Regulations. Distributor shall comply with all applicable provisions of the Export Administration Regulations, and shall not export, reexport, transfer, divert or disclose, directly or indirectly, including via remote access, the Products, any confidential information contained or embodied in the Products, or any direct product thereof, except as authorized under the Export Administration Regulations.

         13.8 Publicity. The terms of this Agreement are confidential. No press release or other like publicity regarding this Agreement may be made without the other party's approval.

         13.9 Notices. All notices and other communications hereunder shall be given in writing and delivered (a) by personal delivery, by prepaid overnight or international courier service to the addresses set forth on the signature page of this Agreement, or (b) by facsimile to such facsimile number as may be provided in writing by a party. Notices are deemed given on receipt or attempted delivery (if receipt is refused).

         13.10 Governing Law. Distributor acknowledges that Seagate Software is based in the State of California, U.S.A. and requires uniformity and consistency in the laws under which it deals with all of its domestic and international distributors. Accordingly, this Agreement shall be governed and construed, and all arbitration's hereunder shall be determined, in accordance with the laws of the State of California, without regard to its conflicts of laws rules.

         13.11 Dispute Resolution. Seagate Software and Distributor agree that, before initiating any litigation concerning this Agreement or their respective obligations hereunder, they will attempt in good faith to resolve their dispute through nonbinding mediation. Each party covenants (a) not to unfairly use litigation or the threat of litigation as a means to harass or intimidate the other party, and (b) not to assert frivolous claims or defenses in any dispute between them.

         13.12 Attorney's Fees. In the event of any litigation hereunder, the court shall award costs and reasonable attorneys' fees to the prevailing party.

         13.13 English Language. English is the authoritative text of this Agreement, and all communications, arbitration's, and other adjudication hereunder shall be made and conducted in English.

         13.14 Severability. If any provision of this Agreement is held, in a final and nonappealable decision by an arbitrator or court of competent jurisdiction, not to comply with any applicable law, now existing or hereafter enacted, such provision shall to the extent possible be interpreted so as to comply with such law or condition or, if such interpretation is not possible, it shall be deemed amended to satisfy the requirements thereof. Any provision hereof deemed invalid or unenforceable, in a final and nonappealable decision by an arbitrator or court of competent jurisdiction, shall be severed from this Agreement, the balance of which shall remain enforceable.

         13.15 Acceptance by Seagate Software. This Agreement shall not be deemed accepted by or binding upon Seagate Software unless and until a copy fully executed by Distributor and an authorized representative of Seagate Software is delivered to Distributor. This Agreement shall be deemed accepted where executed by Seagate Software.

                                   EXHIBIT A


                                  [SUPERSEDED]

                                   EXHIBIT B


                                  [SUPERSEDED]

                                   EXHIBIT C


                                  [SUPERSEDED]

                                    EXHIBIT D
                          PRICE LIST AND PAYMENT TERMS

         1. Price List. In recognition of Distributor's services as a distributor of the Products, and for so long as Distributor is in full compliance with its obligations hereunder, Distributor shall pay Seagate Software for Products purchased hereunder according to the standard price list of the relevant subsidiary, less the applicable discount set forth in this Agreement. Such prices and discount are subject to modification in accordance with Section 6.2. The foregoing discount shall apply only to Products, and not to any other goods or services Seagate Software may offer, including without limitation upgrades, updates, and maintenance services, all of which Seagate Software may in its discretion separately offer and price. In addition, the foregoing discount may not apply to Products offered by Seagate Software on a temporary basis at prices below its standard distributor prices, for special promotions or otherwise.

         2. Payment Terms. Seagate Software shall issue to Distributor individual invoices for each shipment of Products made hereunder. Distributor shall, without setoff, pay Seagate Software in full in U.S. dollars for each delivery, (a) net 30 days from date of invoice for Seagate Software NSMG Products; and (b) net 45 days from date of invoice for Seagate Software IMG Products. Payment must be made by check or wire transfer to such accounts as Seagate Software may designate.

         3. Early Payment Discount. Seagate Software shall grant Distributor an early payment discount of [*] for payments received by wire transfer from Distributor pursuant to the terms of this Agreement no more than twenty (20) days from the date of invoice. Such discount may be amended or discontinued by Seagate Software upon providing thirty (30) days prior written notice to Distributor. No early payment discount will be given unless all past due invoices are paid in full, other than those invoices which the parties agree are the subject of a good faith dispute, and such discount is only applicable to Products identified and shipped pursuant to Distributor's initial purchase order for "new" Product, and not to any Products reshipped pursuant to Seagate Software's warranty provisions or returned for any reason.

         4. Credit Information. The foregoing credit terms, and the maximum amount of Distributor's credit line, will be subject to Distributor's providing Seagate Software the following information:

                  (a) Distributor's annual and quarterly financial statements, which are publicly available through the Internet on Distributor's website and through the Securities and Exchange Commission Electronic Data Gathering and Retrieval (EDGAR) database; and

                  (b) Other mutually agreed to documents and information as required by Seagate Software to demonstrate Distributor's ongoing creditworthiness.


* Confidential treatment has been requested with respect to this information, which has been filed separately with the Securities and Exchange Commission.

         5. Credit Changes. All credit lines and terms extended by Seagate Software to Distributor under this Agreement, as set forth above or as hereinafter granted, are subject to modification or withdrawal in the manner and on the terms set forth in Section 6.3.

         6. Debit Memos. Seagate Software shall accept debit memos issued to Seagate Software by Distributor. However, Distributor shall not be entitled to any credit memo issued by Seagate Software unless expressly authorized in writing by Seagate Software. .Unauthorized debits shall be paid back to Seagate Software within 15 days of Distributor's receipt of a written and detailed request from Seagate Software. Distributor is not obligated to pay for items not received by it.

         7.       Price Protection

                  (a) For Seagate Software NSMG Products. If Seagate Software NSMG reduces its standard retail price, it will credit Distributor with the difference for all Seagate Software NSMG Products which were shipped to Distributor by Seagate Software NSMG (and not by any other party) during the 120 days preceding the date the reduced price is first offered and which are still held in inventory by Distributor on such date. Distributor may make only one domestic and one international credit request per reduction; except that Seagate Software NSMG may, in its discretion, accept an additional request if Distributor can establish that its failure to comply was a result of mistake or inadvertence. Each such request must be in writing and delivered to Seagate Software NSMG within twenty (20) business days after Seagate Software NSMG's notice of the price reduction, and must provide Seagate Software NSMG with written confirmation of the identity and quantity of the inventory for which Distributor claims a credit, as Seagate Software NSMG may require.

                  (b) For Seagate Software IMG Products. If Seagate Software IMG reduces its standard retail price or offers the Seagate Software IMG Products at a lower price, including raising the discount offered, to any other similarly situated distributor, it will credit Distributor with the difference between the invoice price charged to Distributor and the reduced price for each unit of Seagate Software IMG Products held in inventory by Distributor on the date the reduced price is first offered. Price protection credit will not apply to Seagate Software IMG Products purchased by Distributor from parties other than Seagate Software IMG. Each request for price protection must be in writing and delivered to Seagate Software IMG within twenty (20) business days after Seagate Software IMG's notice of the price reduction, and must provide Seagate Software IMG with written confirmation of the identity and quantity of the inventory for which Distributor claims a credit, as Seagate Software IMG may require. Seagate Software IMG may, in its sole discretion, provide Distributor's customers, on a case by case basis, with a price reduction on inventory purchased within 90 days of price decrease. In such case, proof of purchase by Distributor's customer must be provided. Distributor will use commercially reasonable efforts to provide inventory reporting of its customers' inventory.

         8. Letters of Credit. Unless otherwise agreed in writing on a particular sale, any letter of credit required by Seagate Software shall be irrevocable and made payable in

U.S. Dollars at a bank designated by Seagate Software available by draft at sight upon (1) loading of the Products on board carrier and (2) presentation to Distributor or its agent or bank of the commercial invoice and bills of lading within the time specified in the letter of credit. Such letter of credit shall stipulate an expiration date of 3 months after the date Distributor orders the Products, be issued subject to the Uniform Customs and Practices for Documentary Credits (1983) Revision ICC Publications No. 400 (or superseding equivalent), be transferable, and otherwise be on terms and conditions acceptable to Seagate Software as it may require from time to time.

                                    EXHIBIT E
                                 STOCK ROTATION

         During the term of this Agreement, Distributor may return product to Seagate Software for stock rotation up to ten percent (10%) of the dollar value of Distributor's last three months' product orders, subject to the following conditions:

                  (a) Distributor must submit its request for stock rotation to Seagate Software in writing at least 14 days in advance of Distributor's proposed stock return date, and, if requested by Seagate Software, providing with the request supporting documentation showing that at least the amount of the same product for which rotation is requested has been shipped to Distributor within the last 60 days;

                  (b) the version of the Products being returned must be the current version or the version immediately preceding the then-current version;

                  (c) Distributor must submit to Seagate Software, concurrently with its rotation request, an order for Products equal to or greater than the value of the Products being returned;

                  (d) Distributor may submit only one stock rotation request per calendar quarter;

                  (e) the Products being returned must be new, resaleable, and in their original, unopened packaging; and

                  (f) Distributor shall pay the shipping costs for Product returned for Stock Rotation.

                                    EXHIBIT F

                             PROPRIETARY INFORMATION
                            NON-DISCLOSURE AGREEMENT

         This Agreement is made this 29th day of September, 1998, by and between Ingram Micro Inc., a Delaware corporation with its principal place of business at 1600 East St. Andrew Place, Santa Ana, California 92705 ("Ingram"), and Seagate Software, Inc., a Delaware corporation, with office located at 920 Disc Drive, Scotts Valley, California 95067 ("Vendor").

WHEREAS Ingram has compiled and organized certain information relating to its sales which is proprietary and confidential, and such information includes, but is not limited to the "Point of Sale (POS) Report" ("Proprietary Information"); and

WHEREAS Ingram agrees to disclose Proprietary Information to Vendor for the limited purpose set out herein; and

WHEREAS Vendor desires to inspect and use such Proprietary Information for it's internal business purposes only, including, but not limited to, distribution to its affiliates and employees and agents for purposes of calculation of commissions.

NOW, THEREFORE, in consideration of the mutual promises set out herein, the parties hereby agree as follows:

1. Vendor agrees not to use, or permit others to use, the Proprietary Information, other than for the purpose(s) stated above. Vendor agrees to limit distribution of and access to the Proprietary Information to employees and agents of Vendor and its affiliated companies who require access to Proprietary Information.

2. Vendor agrees not to contact any customer or dealer listed in the Proprietary Information for the purpose of soliciting a direct sales relationship between Vendor and such customer or dealer. Notwithstanding the foregoing, Vendor shall not be prohibited from contacting or soliciting those customers or dealers (a) with whom Vendor already has a direct relationship, (b) who contact Vendor of their own accord, and (c) who are developed as prospective customers or dealers independent of the Proprietary Information.

3. Vendor agrees that it shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Proprietary Information. Without limiting the foregoing, Vendor shall take at least those measures that it takes to protect its own most highly confidential information and shall ensure that its employees who have access to Proprietary Information have signed a non-use and non-disclosure agreement in content similar to the provisions hereof, prior to any disclosure of Proprietary Information to such employees.

4. The term of this Agreement, unless terminated in accordance with paragraph 6, shall be concurrent with the term of that Distribution Agreement between Ingram Micro Inc. and Vendor dated September 29, 1998, incorporated by reference as if fully set forth herein.

5. Vendor and Ingram mutually agree that Ingram's public disclosure of the Proprietary Information, except pursuant to a confidential disclosure agreement, to any party will release

Vendor from the obligation of confidentiality with respect to that portion of the Proprietary Information actually disclosed by Ingram.

6. Upon termination of this Agreement by either party for any reason, Vendor shall return all Proprietary Information, in the form received by Vendor, to Ingram within thirty (30) days. For purposes of enforcing this provision, Vendor's return obligation shall survive the termination of this Agreement.

7. Vendor acknowledges the damages which Ingram may suffer in the event of Vendor's breach of obligations set forth herein. Vendors agrees to and shall indemnify Ingram from and compensate Ingram for any and all damage or injury, including legal fees and costs incurred by Ingram, as a direct consequence of any action or inaction of Vendor with respect to the Proprietary Information. This provision shall survive the expiration or earlier termination of this Agreement for a period of one (1) year. THE LIABILITY OF VENDOR OR ITS AFFILIATES UNDER THIS AGREEMENT , REGARDLESS OF THE BASIS OF LIABILITY OR THE FORM OF ACTION, SHALL IN NO EVENT EXCEED THE TOTAL PRICE PAID TO VENDOR BY INGRAM DURING THE PRIOR TWELVE MONTH PERIOD, OR ANY APPLICABLE PRO-RATA PORTION THEREOF, EXTRAPOLATED TO A TWELVE MONTH PERIOD. IN NO EVENT SHALL VENDOR OR ITS AFFILIATES BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR OTHER DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, AND WHETHER OR NOT VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE ESSENTIAL PURPOSE OF THIS SECTION IS TO LIMIT THE POTENTIAL LIABILITY OF VENDOR AND ITS AFFILIATES ARISING OUT OF THIS AGREEMENT.

8. The rights, promises, duties, and obligations set out herein, and the validity, interpretation, performance, and legal effect of the whole Agreement shall be governed and determined by the laws of the State of California. In the event that any provision is found invalid or unenforceable pursuant to statutory or judicial decree, such provision shall be construed only to the maximum extent permitted by law, and the remainder of the Agreement shall be valid and enforceable in accordance with its terms.

INGRAM MICRO, INC.                               SEAGATE SOFTWARE, INC.

By: /s/ Michael Terrell                          By: /s/ Ellen Chamberlain
    ----------------------------                     ---------------------------

Name: Michael Terrell                            Name: Ellen Chamberlain

Title: Vice President Purchasing                 Title: Sr. VP and CFO

Date: 9-24-98                                    Date: Sept. 29, 1998

[SEAGATE SOFTWARE LOGO]

                             SEAGATE SOFTWARE, INC.
                             A Delaware Corporation
                                 920 Disc Drive
                        Scotts Valley, California 95067
                      NORTH AMERICAN DISTRIBUTOR AGREEMENT

                                             AMENDMENT TO CONTRACT NO. 975500878

The parties to the NORTH AMERICAN DISTRIBUTOR AGREEMENT in effect between SEAGATE SOFTWARE, INC. and its affiliates a.k.a Seagate Software Network & Storage Management Group, Inc. and Seagate Software Information Management Group, Inc. (herein collectively known as ("Seagate Software) and INGRAM MIRCO, INC. ("Distributor"), with the signature of SEAGATE SOFTWARE, INC. dated September 29, 1998, (the "Agreement), hereby agree to amend to Agreement in the following particular matters:

1. Exhibit B ("Territory") of the Agreement is amended, to delete the Territory referenced therein, and to substitute the Territory which is identified in the new Exhibit B attached hereto.

This Amendment shall be effective as of the date which is last written, below. All other terms and conditions of the Agreement shall remain in full force and effect, except to the extent that such terms and conditions may be inconsistent with the terms of this Amendment.

Distributor has read, understands and agrees to the terms of this Amendment and the undersigned represents that he or she is duly authorized to sign this Amendment.

SEAGATE SOFTWARE, INC.                       INGRAM MIRCO, INC.

Date December 7, 1998                        Date 2/4/98

/s/ Ellen Chamberlain                        /s/ Al Mann
------------------------                     -------------------------
Signature                                    Signature

Ellen Chamberlain                            Al Mann
-----------------------                      ------------------------
Print Name                                   Print Name

SR VP, CFO                                   VP, Purchansing
----------------------------                 -----------------------------
Title                                        Title

Telecopier (408) 438-7132                    Telecopier ________________________

Ingram Micro Amendment No. 1

[SEAGATE SOFTWARE LOGO]

                                   EXHIBIT B
                                   TERRITORY

FOR SEAGATE SOFTWARE NETWORK & STORAGE MANAGEMENT GROUP, INC. PRODUCTS:

United States
Canada

FOR SEAGATE SOFTWARE INFORMATION GROUP, INC. PRODUCTS:

United States                     Jamaica
Canada                            Cayman Islands
Antigua                           Lesser Antilles
Aruba                             Martinique
Barbados                          Nether-Antilles
Bermuda                           New Caledonia
Bolivia                           Nicaragua
Bahamas                           Panama
Br. Virgin Islands                Peru
Belize                            Puerto Rico
Columbia                          Paraguay
Costa Rica                        Suriname
Dominican Republic                El Salvador
Ecuador                           Trinidad
Guatemala                         Venezuela
Guyana                            US Virgin Islands
Honduras                          West Indies
Haiti

Ingram Micro Amendment No. 1

                             SEAGATE SOFTWARE, INC.
                             A Delaware Corporation
                                 920 Disc Drive
                        Scotts Valley, California 95067
               AMENDMENT TO NORTH AMERICAN DISTRIBUTOR AGREEMENT

                                             AMENDMENT TO CONTRACT NO. 975500878

The parties to the NORTH AMERICAN DISTRIBUTOR AGREEMENT in effect between SEAGATE SOFTWARE, INC. and INGRAM MICRO INC., with the signature of SEAGATE SOFTWARE, INC. dated September 29, 1998 (the "Agreement"), hereby agree to amend the Agreement as follows:

1. The Agreement is hereby in effect between Seagate software Network & Storage Management Group, Inc. and Ingram Micro Inc.

2. Exhibit A ("Products") of the Agreement is hereby amended to remove all IMG Products.

3. Exhibit B ("Territory") of the Agreement is hereby amended to remove all IMG Territories.

4. Any and all references or terms relating to IMG or IMG Products throughout the Agreement, and any and all renewals or amendments thereto, are hereby removed.

5.   The contract number is hereby amended to 995502560

This Amendment shall be effective as of the date which is last written below. All other terms and conditions of the original Agreement, and any and all renewals or amendments thereto, shall remain in full force and effect (including any term or expiration date thereof), except to the extent that such terms and conditions may be inconsistent with the terms of this Amendment.

Distributor has read, understands and agrees to the terms of this Amendment and the undersigned represents that he or she is duly authorized to sign this Amendment.

SEAGATE SOFTWARE, INC.                   INGRAM MICRO INC.

April 20, 1999                           April 7, 1999
---------------------------              -----------------------------
Date                                     Date

/s/ Ellen E. Chamberlain                 /s/ Michael Terrell
---------------------------              -----------------------------
Signature                                Signature

Ellen E. Chamberlain                     Michael Terrell
---------------------------              -----------------------------
Print Name                               Print Name

Sr. Vice-President &
Chief Financial Officer                  Vice President Purchasing
---------------------------              -----------------------------
Title                                    Title

831/438-0746                             (714) 247-3144
---------------------------              -----------------------------
Telecopier                               Telecopier

[INGRAM MICRO LOGO]

                              AMENDMENT # 2 TO THE
                      NORTH AMERICAN DISTRIBUTION AGREEMENT

THIS AMENDMENT (the "Amendment") is entered into this 18 day of June, 1999, by and between INGRAM MICRO INC. ("Ingram") and VERITAS SOFTWARE CORPORATION. "VERITAS".

The parties have agreed to amend the North American Distribution Agreement between Ingram and Seagate Software, Inc. dated September 29, 1998 and amended April 20, 1999 ("Distribution Agreement").

1. All references to "Seagate Software Network & Storage Management Group, Inc.", "NSMG" or "Vendor" in the Distribution Agreement, this Amendment, or any other such documentation or communication concerning the Distribution Agreement shall be changed to VERITAS.

2. All notices or other communications to Seagate Software Network & Storage Management Group, Inc., under Section 13.9 shall be sent to VERITAS' address:

                  VERITAS Software Corporation
                  1600 Plymouth Street
                  Mountain View, CA 94043
                  Attn: Legal Department

3. The terms and conditions of this present Amendment shall prevail over the terms and conditions of the Distribution Agreement.

4. Notwithstanding the foregoing, all other provisions of the Distribution Agreement shall remain unchanged and in force.

The undersigned have the read the Amendment, agree hereto, and are authorized representatives of their respective parties.

INGRAM MICRO INC.                            VERITAS SOFTWARE CORPORATION

By: /s/ Tim Jeffries                         By: /s/ Cecily Joseph
    --------------------------------             -------------------------------

Name: Tim Jeffries                           Name: Cecily Joseph

Title: VP & GM Storage & Components          Title: Associate General Counsel

Date: 6/18/99                                Date: 6/20/99


Veritas Software Corporation                                        Confidential
Doc rev 2/97                                                             6/10/99

                                AMENDMENT NO.3 TO
                      NORTH AMERICAN DISTRIBUTOR AGREEMENT

                                                          CONTRACT NO. 995502560

The NORTH AMERICAN DISTRIBUTOR AGREEMENT in effect between SEAGATE SOFTWARE NETWORK & STORAGE MANAGEMENT GROUP, INC. and INGRAM MICRO, INC. ("Distributor"), with the signature of SEAGATE SOFTWARE NETWORK & STORAGE MANAGEMENT GROUP, INC. dated April 20, 1999 (the "Agreement"), has been assigned to VERITAS SOFTWARE CORPORATION, a Delaware corporation ("VERITAS"), with its principal place of business at 1600 Plymouth Street, Mountain View, California 94043, in connection with its acquisition of Seagate Software Network & Storage Management Group. The parties hereto agree to amend the Agreement as follows:

1.   The term "NSMG" is replaced with "VERITAS" throughout the Agreement.

2. In Section 11.1, Term, the second sentence is hereby deleted and replaced with the following:

                  "Thereafter, this Agreement shall renew for additional one year terms unless earlier terminated as set forth herein."

3. Section 4.2, Sales Incentive Programs, is hereby deleted in its entirety and replaced with the following:

                  "VERITAS shall offer Distributor a marketing development program on the terms set forth in Exhibit C. VERITAS may from time to time offer other incentive programs to Distributors. All such programs will be governed by such rules and guidelines as VERITAS may announce and modify from time to time in its discretion."

4. Exhibit C, Cooperative Advertising Program, is hereby deleted in its entirety and replaced with the new Exhibit C, Market Development Program, attached hereto.

5. For the Products listed on Attachment 1 hereto, Distributor shall provide VERITAS with end user point of sale reports by the 10th day of each month, in a manner and format consistent with the monthly reports that Distributor is currently providing to VERITAS.

6. All other terms and conditions of the original Agreement are incorporated herein and shall remain in full force and effect, except to the extent that such terms and conditions may be inconsistent with the terms of this Amendment.

Distributor has read, understands and agrees to the terms of this Amendment and the undersigned represents that he or she is duly authorized to sign this Amendment.

VERITAS SOFTWARE CORPORATION                   INGRAM MICRO, INC.

/s/ Cecily Joseph                              /s/ Robert M. Bennett
-------------------------------                -----------------------
Signature                                      Signature

Cecily Joseph                                  Robert M. Bennett
-------------------------------                -----------------------
Print Name                                     Print Name

Associate General Counsel                      VP/GM
-------------------------------                -----------------------
Title                                          Title

2/10/00                                        1/21/00
-------------------------------                -----------------------
Date                                           Date

                                    EXHIBIT C
                           MARKET DEVELOPMENT PROGRAM

         1.       Market Development Fund Account

         (a) VERITAS shall accrue for Distributor's benefit amounts for later use as Market Development Funds ("MDF"), on the terms herein. MDF is eligible for the marketing and promotion of VERITAS Products purchased by and shipped to Distributor.

         (b) VERITAS may determine, in its sole discretion, the amount of MDF to be used by Distributor.

         2.       Payment if Market Development Funds

         (a) VERITAS shall credit Distributor with amounts from its MDF account (MDF Credits) in reimbursement of Distributor's qualifying marketing expenditures for VERITAS Products. VERITAS shall determine in its sole discretion which advertising, promotional, and other marketing expenditures by Distributor qualify for MDF Credits under its Market Development
Program. Distributor shall provide proof of expenditure as VERITAS may prescribe in guidelines it establishes and may modify from time to time.

         (b) VERITAS shall provide MDF Credits to Distributor in the form of credits against Distributor's account for VERITAS Product purchases. VERITAS reserves the right for prior approval of any credits against Distributors's account, which such approval will not be unreasonably withheld or delayed.

         (c) MDF Credits which have been properly requested and are payable to Distributor in accordance with the foregoing, prior to the termination of this Agreement, shall be paid thereafter notwithstanding such termination.

                               AMENDMENT NO. 4 TO
                      NORTH AMERICAN DISTRIBUTOR AGREEMENT

                                                          CONTRACT NO. 995502560

This Fourth Amendment ("Amendment"), which is entered into and is effective on June 5, 2000 ("Effective Date"), supplements and amends the terms of the North American Distributor Agreement between VERITAS SOFTWARE CORPORATION ("VERITAS") and INGRAM MICRO, INC. ("Distributor"), with the signature of VERITAS SOFTWARE CORPORATION dated September 28, 1998 (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement. Except as supplemented and amended herein, the Agreement shall remain in full force and effect. The parties hereto agree to amend the Agreement as follows:

1. The attached "Exhibit A, Appendix 1" shall be added to "Exhibit A, (Products)" of the Agreement. ESG, a business unit of Ingram Micro, Inc., shall be the only business unit permitted to directly buy and sell the Products set forth in Exhibit A, Appendix 1.

2. Exhibit D, Section 1 shall be deleted in its entirety and replaced with the following:

         1. Price List. In recognition of Distributor's services as a distributor of the Products, and for so long as Distributor is in full compliance with its obligations hereunder, Distributor shall pay VERITAS for Products purchased hereunder according to VERITAS' standard distributor price list in effect at the time of sale, less, a discount in each case of: (i) [*] of the applicable standard price for classic VERITAS Products (set forth in Exhibit A, Appendix 1 attached hereto);
         (ii) [*] of the applicable standard price for NSMG Products and NetBackup BusinesServer; (iii) [*] of the applicable standard price for support and training for classic VERITAS Products (as set forth in Exhibit A, Appendix 1 attached hereto); and (iv) [*] of the applicable standard price for support and training for NSMG Products. Such prices and discount are subject to modification in accordance with Section
         6.2. The foregoing discount shall apply only to Products, and not to any other goods or services VERITAS may offer, including without limitation upgrades, updates, and maintenance services, all of which VERITAS may in its discretion separately offer and price. In addition, the foregoing discount shall not apply to Products offered by VERITAS on a temporary basis at prices below its standard distributor prices, for special promotions or otherwise.

3. For the Products listed on Appendix 1 hereto, EXHIBIT D, Section 3 shall not apply and shall be deleted in its entirety.

4. For the Products listed on Appendix 1 hereto, Distributor shall provide VERITAS with daily, end user (Company name, city, state and zip) point of sale reports, in a manner and format consistent with the reports that Distributor is currently providing to VERITAS.

5. All other terms and conditions of the original Agreement are incorporated herein and shall remain in full force and effect, except to the extent that such terms and conditions may be inconsistent with the terms of this Amendment.

INITIAL /s/ [ILLEGIBLE]

* Confidential treatment has been requested with respect to this information, which has been filed separately with the Securities and Exchange Commission.

Distributor has read, understands and agrees to the terms of this Amendment and the undersigned represents that he or she is duly authorized to sign this Amendment.

VERITAS SOFTWARE CORPORATION                       INGRAM MICRO, INC.

/s/ Brian Naylor                                   /s/ Robert M. Bennett
-----------------------------                      -----------------------------
Signature                                          Signature

Brian Naylor                                       Robert M. Bennett
-----------------------------                      -----------------------------
Print Name                                         Print Name

V. P.                                              VP/GM
-----------------------------                      -----------------------------
Title                                              Title

8/9/00                                             7/26/00
-----------------------------                      -----------------------------
Date                                               Date

                                    EXHIBIT A
                                   APPENDIX 1
                                    PRODUCTS

VxFS
VxVM
Foundation Suite
Editions
NBU
NBU BusinessServer
NBU Professional
HSM

Distribution of the following Products requires further authorization from
VERITAS:

VCS
VCS Editions
Replication (SRVM and SRFS)

NT VCS
NT VM
SRE

                               AMENDMENT NO. 5 TO
                      NORTH AMERICAN DISTRIBUTOR AGREEMENT

                                                          CONTRACT NO. 995502560

This Fifth Amendment ("Amendment"), which is entered into and is effective on June 13, 2001 ("Effective Date"), supplements and amends the terms of the North American Distributor Agreement between VERITAS SOFTWARE GLOBAL CORPORATION ("VERITAS") and INGRAM MICRO, INC. ("Distributor"), with the signature of VERITAS dated September 28, 1998, including all supplements and amendments thereto (collectively the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement. Except as supplemented and amended herein, the Agreement shall remain in full force and effect.

For good and valuable consideration, the parties agree to amend the Agreement as follows:

1. Notwithstanding anything to the contrary set forth on any Exhibit A or Exhibit A, Appendix 1 to the Agreement delivered by VERITAS to Distributor from time to time, Distributor is not authorized to distribute the following Products on or after the Effective Date of this Amendment:

       VERITAS SERVPOINT(TM) FOR NAS AND VERITAS SERVPOINT(TM) FOR NAS HA

     Such Products shall be deemed deleted from any Exhibit A or Exhibit A, Appendix 1 delivered to Distributor by VERITAS.

2. All other terms and conditions of the original Agreement are incorporated herein and shall remain in full force and effect, except to the extent that such terms and conditions may be inconsistent with the terms of this Amendment.

Distributor has read, understands and agrees to the terms of this Amendment and the undersigned represents that he or she is duly authorized to sign this Amendment.

VERITAS SOFTWARE GLOBAL                        INGRAM MICRO, INC.
CORPORATION

/s/ John F. Brigden                            /s/ Jodi Honore
--------------------------                     ---------------------------------
Signature                                      Signature

John F. Brigden                                Jodi Honore
--------------------------                     ---------------------------------
Print Name                                     Print Name

Vice President
and General Counsel                            VP Product Management
--------------------------                     ---------------------------------
Title                                          Title

(VERITAS LOGO)                                                      AMENDMENT TO
                                            NORTH AMERICAN DISTRIBUTOR AGREEMENT

                                                          #_____________________

--------------------------------------------------------------------------------

This Amendment ("Amendment") is entered into on this 17th day of February, 2003, (the "Effective Date") between VERITAS SOFTWARE GLOBAL CORPORATION with its principal place of business at 350 Ellis Street, Mountain View, California 94043 ("VERITAS") and INGRAM MICRO, INC. with its principal place of business at 1600 St. Andrew Place, Santa Ana, California 92799-5125 ("Distributor") and supplements and amends the terms of the North American Distributor Agreement between VERITAS and Distributor with the signature date of VERITAS dated September 28, 1998, including all supplements and amendments thereto (collectively the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

For good and valuable consideration, the parties agree to amend the Agreement as follows:

1.    The parties agree to extend the Agreement until March 31, 2003.

2. All other terms and conditions of the original Agreement are incorporated herein and shall remain in full force and effect, except to the extent that such terms and conditions may be inconsistent with the terms of this Amendment.

3. Each of the undersigned represents that he or she is duly authorized to sign this Agreement on behalf of their respective companies.



VERITAS SOFTWARE GLOBAL CORPORATION        CUSTOMER: INGRAM MICRO, INC.

By:  /s/ John F. Brigden                   By:  /s/ Donna Grothjan

Name: John F. Brigden                      Name: Donna Grothjan

Title: Vice President                      Title: SVP - Product Mgmt.
       and General Counsel
                          2/28/03





Amendment                      VERITAS Confidential                       Page 1
060302

(VERITAS LOGO)                                                      AMENDMENT TO
                                            NORTH AMERICAN DISTRIBUTOR AGREEMENT

                                                          #_____________________

--------------------------------------------------------------------------------

This Amendment ("Amendment") is entered into on this 31st day of March, 2003, (the "Effective Date") between VERITAS SOFTWARE GLOBAL CORPORATION with its principal place of business at 350 Ellis Street, Mountain View, California 94043 ("VERITAS") and INGRAM MICRO, INC. with its principal place of business at 1600 St. Andrew Place, Santa Ana, California 92799-5125 ("Distributor") and supplements and amends the terms of the North American Distributor Agreement between VERITAS and Distributor with the signature date of VERITAS dated September 28, 1998, including all supplements and amendments thereto (collectively the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

For good and valuable consideration, the parties agree to amend the Agreement as follows:

1.    The parties agree to extend the Agreement until May 1, 2003.

2. All other terms and conditions of the original Agreement are incorporated herein and shall remain in full force and effect, except to the extent that such terms and conditions may be inconsistent with the terms of this Amendment.

3. Each of the undersigned represents that he or she is duly authorized to sign this Agreement on behalf of their respective companies.


VERITAS SOFTWARE GLOBAL CORPORATION          CUSTOMER: INGRAM MICRO, INC.

By: /s/ John F. Brigden                      By: /s/ Donna Grothjan

Name: John F. Brigden                        Name: Donna Grothjan

Title: Sr. Vice President                    Title: Senior Vice President,
       And General Counsel                          Product Mgmt.





Amendment                         VERITAS Confidential                    Page 1
060302

(VERITAS LOGO)                                                      AMENDMENT TO
                                            NORTH AMERICAN DISTRIBUTOR AGREEMENT

                                                          #_____________________
--------------------------------------------------------------------------------

This Amendment ("Amendment") is entered into on this 30th day of April, 2003, (the "Effective Date") between VERITAS SOFTWARE GLOBAL CORPORATION with its principal place of business at 350 Ellis Street, Mountain View, California 94043 ("VERITAS") and INGRAM MICRO, INC. with its principal place of business at 1600 St. Andrew Place, Santa Ana, California 92799-5125 ("Distributor") and supplements and amends the terms of the North American Distributor Agreement between VERITAS and Distributor with the signature date of VERITAS dated September 28, 1998, including all supplements and amendments thereto (collectively the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

For good and valuable consideration, the parties agree to amend the Agreement as follows:

1.    The parties agree to extend the Agreement until June 1, 2003.

2. All other terms and conditions of the original Agreement are incorporated herein and shall remain in full force and effect, except to the extent that such terms and conditions may be inconsistent with the terms of this Amendment.

3. Each of the undersigned represents that he or she is duly authorized to sign this Agreement on behalf of their respective companies.


VERITAS SOFTWARE GLOBAL CORPORATION        CUSTOMER: INGRAM MICRO, INC.

By: /s/ John F. Brigden                    By: /s/ Jodi Honore

Name: John F. Brigden                      Name: VP Vendor Management

Title: Sr. Vice President                  Title: Jodi Honore
       And General Counsel





Amendment                       VERITAS Confidential                      Page 1
060302